00967

NUMBER

C

SHARES

DJSP ENTERPRISES, INC.

INCORPORATED UNDER THE LAWS OF THE BRITISH VIRGIN ISLANDS

ORDINARY SHARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 67982P 10 4

This Certifies that

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF PAR VALUE OF $0.0001 EACH OF

DJSP ENTERPRISES INC.

transferable by entry in the register of members of the Company upon surrender of this certificate properly endorsed. The Company will be liquidated and dissolved if it is unable to complete a business combination by February 11, 2011 or August 11, 2011 as more fully described in the Company's final prospectus dated August 11, 2008. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

DJSP ENTERPRISES, INC.
CORPORATE
SEAL
2008
THE BRITISH VIRGIN ISLANDS

CHAIRMAN

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(Jersey City, NJ)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED OFFICER

DJSP ENTERPRISES, INC.

The Company will furnish, without charge, to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof of the Company and the qualifications, limitations, or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ________
(State)

Additional Abbreviations may also be used though not in the above list.

For value received, ____________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ *Units*
represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*
to transfer the said Units on the books of the within named Company with full power of substitution in the premises.

Dated ____________________

____
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

____
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 17Ad-15).